Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of American CareSource Holdings, Inc. (the “Company”), certifies that:

(1)
the Interim Report on Form 10-Q of the Company for the three month period ended March 31, 2008, as filed with the Securities and Exchange Commission  (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2008	By:	/s/ David S. Boone
David S. Boone
Chief Executive Officer

Dated: May 15, 2008	By:	/s/ Steven J. Armond
Steven J. Armond
Chief Financial Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.